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                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7/11           , 1997         /S/ MELVIN J. TRUMBLE
                                        Melvin J. Trumble

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     JULY 17        , 1997         /S/ RICHARD J. HOLLOMAN
                                        Richard J. Holloman

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     JULY 18        , 1997         /S/ HARRY C. VORYS
                                        Harry C. Vorys

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7-22           , 1997         /S/ RANDALL L. PEAT
                                        Randall L. Peat

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7/14           , 1997         /S/ GENE BLEDSOE
                                        Gene Bledose

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7/12           , 1997         /S/ STEPHEN C. WATERBURY
                                        Stephen C. Waterbury

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     JULY 21        , 1997         /S/ JANE M. RIX
                                        Jane M. Rix

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7/10           , 1997         /S/ DOUGLAS A. PEAT
                                        Douglas A. Peat

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1997, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


     7/17           , 1997         /S/ ALLEN F. PEAT
                                        Allen F. Peat